Exhibit 99

CONFERENCE CALL

BIRMINGHAM, Alabama (October 19, 2000) Protective Life Corporation (NYSE:PL) will announce its third quarter 2000 earnings Thursday morning, October 26, 2000.

There will be a conference call with analysts and professional investors for management to discuss third quarter results Thursday, October 26 at 10:00 a.m. Eastern. The public may listen to the call by calling 1-800-374-1664. A simultaneous web cast of the call will also be available on the Company’s web site at www.protective.com.

A recording of the call will be available from 1:00 p.m. Eastern October 26 until midnight October 27. You may access the recording by calling 1-800-642-1687 and giving the code number 644984.

Supplemental financial information will also be available at release time through “fax on demand” by calling 1-800-323-6124.

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